Exhibit 10.3
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                   CIT Commercial Services         T: 212 382-7000
                   1211 Avenue of the Americas
                   New York, NY 10036


CIT [GRAPHIC OMITTED]                                      May 13, 2003


Levcor International, Inc.
462 Seventh Avenue
New York, NY 10018

Ladies and Gentlemen:

We refer to the Factoring Agreement between us dated September 17, 1998, as amended and supplemented (the "Agreement"). Capitalized terms used herein and not defined herein shall have the same meanings as set forth in the Agreement.

This letter shall confirm that pursuant to mutual consent and understanding, effective as of the even date herewith, the second sentence in Section 16.1 of the Agreement shall be deleted in its entirety and replaced with the following:

"Anniversary Date" shall mean August 31, 2004 and the same date in each year thereafter."

To compensate us for the use of our in-house legal department and facilities in documenting this amendment, you hereby agree to pay us a Documentation Fee equal to $135.00. Said amount shall be due and payable upon the date hereof and may be changed by us, at our option, to your account under the Agreement on the due date thereof.

Except as herein specifically provided, the Amendment remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Agreement is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/ ANTHONY MONTEMARANO
                                           -----------------------
                                       Name:   Anthony Montemarano
                                       Title:  Vice President

Read and Agreed to:

LEVCOR INTERNATIONAL, INC.

By: /s/ ROBERT A. LEVINSON
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Name:   Robert A. Levinson
Title:  Chairman, Pres., CEO